UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 18, 2006

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, P.O. Box 1615, Warren, New Jersey

07061-1615

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code   (908) 903-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Chubb Corporation (the “Corporation”) adopted a Certificate of Amendment to its Restated Certificate of Incorporation, effective as of April 18, 2006, to increase the authorized number of shares of the Corporation’s capital stock in connection with the two-for-one stock split of the Corporation’s common stock, par value $1.00 per share, in the form of a stock dividend. The full text of the Certificate of Amendment, set forth in Exhibit 3.1 of this Form 8-K, is incorporated by reference into this Item 5.03 as if fully set forth herein.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.

3.1                   Certificate of Amendment to the Restated Certificate of Incorporation of the Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION

Date:	April 19, 2006	By:	W. Andrew Macan
			Name:	W. Andrew Macan
			Title:	Vice President and Secretary

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

DATED APRIL 18, 2006

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of the Registrant